Investor Presentation September 2015 Pursuing Effective Business Strategy in Regional Insurance Markets Exhibit 99.1

Forward-Looking Statements
The Company bases all statements made in this presentation that are not historic facts on its current expectations. These statements are forward-looking in nature (as defined in the Private
Securities Litigation Reform Act of 1995) and involve a number of risks and uncertainties. Actual results could vary materially. Factors that could cause actual results to vary materially include: the
Company’s ability to maintain profitable operations, the adequacy of the loss and loss expense reserves of the Company’s insurance subsidiaries, business and economic conditions in the areas in which the Company operates, interest rates, competition from various insurance and other financial businesses, acts of terrorism, the availability and cost of reinsurance, adverse and catastrophic weather events, legal and judicial developments, changes in regulatory requirements, the Company’s ability to integrate and manage successfully the insurance companies it may acquire from time to time and other risks the Company describes from time to time in the periodic reports it files with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements.  The Company disclaims any obligation to update such statements or to
announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Reconciliations of non-GAAP data are included in the Company’s news releases regarding quarterly financial results, available on the Company’s website at investors.donegalgroup.com.

Insurance Holding Company With Mutual
Affiliate
•
Regional property and casualty insurance group
–
21 Mid-Atlantic, Midwestern, New England and Southern
states
–
Distribution force of approximately 2,400 independent
agencies
–
Completed 10 M&A transactions between 1988 and
2010
•
Interrelated operations and pooling agreement with
Donegal Mutual since inception in 1986
•
DGICA and DGICB trade on NASDAQ exchange
–
DGICA dividend yield of 3.7%

Structure Provides Stability to Pursue Successful
Long-Term Business Strategy
•
Outperform industry in
service, profitability
and book value growth
•
Drive revenues with
organic growth and
opportunistic
transactions
•
Focus on margin
enhancements and
investment
contributions

(Detailed
organizational
chart
included
in
Supplemental
Information
–
see
page
28)

Objective: Outperform Industry
Service, Profitability and Book Value Growth

Change in Net Written Premiums
DGI CAGR: 7%   Peer CAGR: 4%
GAAP Combined Ratio
DGI Avg: 99%  Peer Avg: 100%
Change in Book Value
DGI CAGR: 6%  Peer CAGR: 4%
Donegal Group
Peer Group*
* Peer Group consists of CINF, EMCI, HMN, THG, SIGI, STFC, UFCS (Source: SNL)

1
st
Half
2015:
Improved
Underwriting
Results
Led
to
Operating
EPS*
of
45¢
vs.
None
in
1
st
Half
2014
•
8.8% increase in net written premiums
–
Driven by Michigan Insurance Company reinsurance
change, rate increases and new commercial lines accounts
•
96.6% statutory combined ratio*
–
Lower catastrophe weather losses vs. 1H 2014
–
Continuing benefits from rate increases and underwriting
initiatives
•
Book value per share at $15.62 compared with
$15.40 at year-end 2014

Additional details are available at investors.donegalgroup.com
* Reconciliations and definitions of non-GAAP data also are available on our website

Drive Revenues with Organic Growth and
Opportunistic Transactions

$302
$307
$314
$365
$363
$392
$454
$496
Net
Written
Premiums
(dollars in millions)
$579

$533
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Michigan
Sheboygan
Peninsula
Le Mars
Southern
Atlantic States
December 2008
Acquired Sheboygan Falls
Implemented Pooling Change
December 2010
Acquired Michigan
Implemented 25% Quota Share

Focus on Underwriting Profitability to
Enhance Margins
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
2011
2012
2013
2014
2015
YTD
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
2011
2012
2013
2014
2015
YTD
Donegal Insurance Group (SNL P&C Group)
SNL P&C Industry (Aggregate)
Personal Lines Loss Ratio
Personal Lines Loss Ratio
Commercial Lines Loss Ratio
Commercial Lines Loss Ratio

9 Achieve Book Value Growth By Implementing Plan Pursue quality premium growth and enhance underwriting profitability Support insurance operations with conservative investment strategy

Maintain Multi-faceted Regional Growth
Strategy
•
$579 million in 2014 net written premiums across
21 states in four operating regions
–
$768 million in direct written premiums for
insurance
group*
•
10 M&A transactions since
1988
•
Acquisition criteria:
–
Serving attractive
geography
–
Favorable regulatory,
legislative and judicial environments
–
Similar personal/commercial
business mix
–
Premium volume
up to $100
million
10

* Includes Donegal Mutual Insurance Company and Southern Mutual Insurance Company

Example: Michigan Insurance Company
•
Attractive franchise
acquired in 2010
•
Fully integrated into
Donegal systems in
2013
•
Strategic fit
–
Capable
management
team
–
Quality agency
distribution
system
–
Diversified mix of
business
(Dollars
in millions)
2015
2014
2013
2012
2011
2010
(under
prior
owner)
Direct written
premiums
$115**
$111
$112
$111
$108
$105
External quota
share
0%
20%
30%
40%
50%
75%
Ceded to Donegal
Mutual*
25%
25%
25%
25%
25%
N/A
Retained by MICO
75%
55%
45%
35%
25%
25%
Included in DGI
NPW
$95**
$72
$62
$57
$46
N/A
Statutory
combined
ratio
86.2%
(1
half)
101%
99%
94%
95%
97%
* Premiums ceded to Donegal Mutual are included in pooling agreement with Atlantic States (80% to DGI)
** Projected based on estimated 2015 growth rate

st

Continue Strategic Efforts to Balance
Business
Mix
Homeowners
20%
Other Personal
3%
Personal Auto
35%
Commercial
Auto
11%
Other
Commercial
1%
Multi Peril
15%
Workers' Comp
15%
•
Commercial lines =
42% of NWP in 2014
–
Commercial lines renewal
premiums increases in 5-
7% range
–
Ongoing emphasis on new
business growth in all
regions
•
Personal lines =
58% of NWP in 2014
–
Rate increases in 3-
8%
range
–
Modest exposure growth in
addition to MICO premiums
retained
Net Written Premiums
by Line of Business
(2014)

Emphasize Growth in Commercial Lines
•
93.7% statutory combined
ratio for 1H 2015
•
Introduce core Donegal
products in new regions
•
Growth focus on accounts
with premiums in $10,000 to
$75,000 range
•
Expand appetite within
classes and lines already
written:
–
Agency development
–
Add related classes
–
Appropriately use reinsurance
•
Disciplined underwriting:
–
Expanding use of predictive
modeling
–
Large account reviews
–
Loss control
50.0%
55.0%
60.0%
65.0%
70.0%
75.0%
80.0%
85.0%
90.0%
95.0%
100.0%
2010
2011
2012
2013
2014
In-Force Policy Count
Retention Levels

Focus on Personal Lines Profitability
•
98.9% statutory combined ratio for 1H 2015
•
Focus on the preferred and superior risk
markets
•
Underwriting initiatives:
–
Rate increases in virtually every jurisdiction
–
Expanding use of predictive modeling
–
New and renewal inspections
–
Seek geographic spread of risk
–
Balance portfolio (auto/home)
•
Strong policy retention

Organic Growth Centered on Relationships
with ~2,400 Independent Agencies
•
Ongoing objectives:
–
Achieve top three ranking within appointed agencies in
lines of business
we write
–
Cultivate relationships with existing agencies to move
writings to next premium tier
–
Leverage “regional” advantages and maintain personal
relationships as agencies grow and consolidate
•
Continuing focus on commercial lines growth:
–
Emphasize expanded commercial lines products and
capabilities in current agencies
–
Appoint commercial lines focused agencies to expand
distribution in key geographies
–
Strengthen relationships with agencies appointed in
recent
years

Support Agents with Best-In-Class Technology Coming Soon – BillingCenter, Mobile App Phase II 16

Drive Increased Efficiency with Automation
•
Current infrastructure can
support premium growth
•
Premiums per employee
rising due to underwriting
systems
•
Claims system allows
more rapid and efficient
claims handling
•
Mutual affiliation provides
opportunities for
operational and expense
synergies
•
Statutory expense ratio of
29.9 for 2014 vs. 30.2%
for 2013
(Dollars in thousands)
Direct Premiums per Employee
Direct Premiums per Employee

Enhance Underwriting Profitability to Improve
Operating Margins
•
Sustain pricing discipline and conservative
underwriting
•
Manage exposure to catastrophe/unusual weather
events
–
Reinsurance coverage in excess of a 200-year event
•
Link employee incentive compensation directly to
underwriting performance
•
Focus on rate adequacy and pricing sophistication
•
Coordinated underwriting across all regions
•
Emphasize IT-based programs such as automated
decision trees and predictive modeling

Employ Sophisticated Pricing and
Actuarial Tools
•
Predictive modeling tools
enhance our ability to
appropriately price our
products
–
Sophisticated predictive
modeling algorithms for
pricing/tiering
risks
–
Territorial segmentation
and analysis of
environmental factors that
affect loss experience
–
Expanding use of predictive
modeling to additional lines
of business
•
Formal schedule of
regular rate adequacy
reviews for all lines of
business, including GLM
analysis on claim costs
and agency performance
•
Telematics/usage-based
insurance initiatives

$217,897
$243,015
$250,936
$265,605
$292,301
2010
2011
2012
2013
2014
Reserve Range at 12/31/2014
Low  $266,300
High $310,400
Selected at midpoint
Maintain Emphasis on Reserve Adequacy
•
Reserves at $292 million
at year-end 2014
–
Midpoint of actuarial
range
–
Conservative reinsurance
program limits volatility
•
Emphasis on faster
claims settlements to
reduce longer-term
exposures
•
2014 development of
$14
million within
targeted range
Values shown are selected reserves
Vertical bars represent actuarial ranges
(dollars in thousands, net of reinsurance)
Established Reserves at Year-end
Established Reserves at Year-end

21 Achieve Book Value Growth By Implementing Plan Pursue quality premium growth and enhance underwriting profitability Support insurance operations with conservative investment strategy

Maintain Conservative Investment Mix
Short-Term
Securities
2%
Treasury
3%
Agency
8%
Corporate
13%
Mortgage
Backed
Securities
(MBS)
25%
Taxable
Munis
2%
Tax-Exempt
Municipals
43%
Equity
4%
•
89% of portfolio invested
in fixed maturities
–
Effective duration =
4.5
years
–
Tax equivalent yield =
3.2%
•
Emphasis on quality
–
83% AA-rated or better
–
94% A-rated or better
•
Liquidity managed
through laddering
* Excluding investments in affiliates
$823.5 Million in Invested Assets*
(as of June 30, 2015)

Donegal Financial Services Corporation
Bank Investment = 5% of Invested Assets
•
DFSC owns 100% of Union Community Bank
–
Serves Lancaster County (location of Donegal
headquarters) with 14 branch offices
•
Expanded via acquisition in 2011
–
Added scale to banking operation
–
Enhanced value of historic bank investment
–
Increased potential for bottom-line contribution
•
DGI owns approximately 48% of DFSC
–
52% owned by Donegal Mutual
•
Union Community Bank is financially strong and
profitable

Union Community Bank
(48% owned by Donegal Group Inc.)
•
2014 financial results:
–
$506
million in assets at year-end 2014
–
$2.9 million in 2014 net income
•
Excellent capital ratios at June 30, 2015:

Tier 1 capital to average total assets
17.38%
Tier 1 capital to risk-weighted assets
23.69%
Risk-based capital to risk-weighted assets
25.87%

Review:  Long-Term Business Strategy for
Growth and Success
•
Maximize benefits of regional business approach
•
Outperform industry in service, profitability and
book
value growth
•
Drive revenues with organic growth and
opportunistic transactions
•
Focus on margin enhancements and investment
contributions

Strong Capital + Solid Plan to Drive Results
•
Rated A (Excellent) by
A.M.
Best
–
Debt-to-capital of
approximately 14%
–
Premium-to-surplus of
approximately 1.5-to-1
•
Dividend yield of 3.7%
for Class A shares
•
Authorization for
repurchase of up to
500,000 shares of
Class
A common stock

Book Value Plus Cumulative Dividends

Supplemental Information 27

Structure Provides Flexibility and Capacity

(1)
Because of the different relative voting power of Class A common stock and Class B common stock, public stockholders hold approximately 35% of the aggregate voting power of the combined classes, and Donegal Mutual holds approximately 65% of the aggregate voting power of the combined classes.
100%
Reinsurance
= P&C Insurance Subsidiaries
= Thrift Holding Company/State Savings Bank
POOLING
AGREEMENT
100%
100%
Donegal Mutual
Insurance Company
Donegal Mutual
Insurance Company
Donegal Financial Services
Corporation
(Union Community Bank)
Donegal Financial Services
Corporation
(Union Community Bank)
Public
Stockholders
Public
Stockholders
80%
20%
Sheboygan Falls
Insurance
Company
Michigan
Insurance
Company
Southern
Insurance
Company of
Virginia
Le Mars
Insurance
Company
The Peninsula
Insurance
Company
Atlantic States
Insurance
Company
Southern Mutual
Insurance
Company
Peninsula
Indemnity
Company
100%
100%
100%
100%
100%
56%
(1)
44%
(1)
52%
48%
Donegal Group Inc.
Donegal Group Inc.

History of Contributing Transactions
Company
Le Mars
Peninsula
Sheboygan
Southern
Mutual
Michigan
Year Acquired
2004
2004
2008
2009
2010
Company Type
Mutual
Stock
Mutual
Mutual
Stock
Primary Product Line
Personal
Niche
Personal
Personal
Pers./Comm.
Geographic Focus
Midwest
Mid-Atlantic
Wisconsin
Georgia/
South
Carolina
Michigan
Transaction
Type
Demutualization
Purchase
Demutualization
Affiliation
Purchase
Net Premiums Acquired
$20
million
$34 million
$8 million
$11 million
$27 million*
*   Michigan's direct premiums written were $105 million in 2010

Net Premiums Written by Line of Business
(in millions)
Q2 15
Q1 15
Q4 14
Q3 14
Q2 14
Q1 14
Q4 13
Q3 13
Personal lines:
Automobile
$55.6
$52.3
$48.5
$53.2
$52.0
$50.5
$46.7
$50.9
Homeowners
33.4
24.4
27.4
32.0
31.1
22.9
25.7
29.8
Other
4.9
4.2
4.1
4.5
4.6
3.8
4.0
4.2
Total personal
lines
93.9
80.9
80.0
89.7
87.7
77.2
76.4
84.8
Commercial
lines:
Automobile
20.0
20.1
15.0
15.8
17.5
17.3
13.0
14.0
Workers’ compensation
25.3
28.8
19.1
20.7
22.4
26.6
16.3
18.3
Commercial multi-peril
24.3
25.0
19.6
20.1
21.7
22.1
16.8
18.0
Other
2.1
1.8
1.6
1.6
2.1
1.4
1.3
1.4
Total commercial lines
71.7
75.7
55.3
58.2
63.7
67.4
47.4
51.8
Total net premiums written
$165.6
$156.6
$135.3
$147.9
$151.4
$144.6
$123.8
$136.6

Combined Ratio Analyses
(percent)
Q2 15
Q1 15
Q4 14
Q3 14
Q2 14
Q1 14
Q4 13
Q3 13
Stat combined ratios:
Personal lines
99.4
98.4
106.5
95.2
99.5
102.7
99.3
97.9
Commercial
lines
92.4
95.1
95.1
94.4
105.8
104.3
89.4
93.0
Total lines
96.4
96.9
101.8
95.0
102.1
103.2
95.4
96.0
GAAP combined ratios (total lines):
Loss
ratio (non-weather)
59.1
59.5
67.8
56.3
63.2
61.7
59.1
57.8
Loss ratio (weather-related)
5.9
6.0
2.8
7.7
8.5
11.4
3.5
7.2
Expense ratio
33.3
32.7
30.4
32.1
31.9
31.3
31.9
32.3
Dividend ratio
0.4
0.6
0.6
0.7
0.4
0.3
0.4
0.3
Combined
ratio
98.7
98.8
101.6
96.8
104.0
104.7
94.9
97.6
GAAP supplemental ratios:
Fire losses
greater than $50,000
3.9
7.4
4.9
4.4
6.8
7.6
4.8
2.4
Development
on prior
year loss reserves
2.6
-0.4
4.8
1.4
4.4
-0.3
0.1
2.4